For Period ended 06/30/02                                               Series 9
File Number 811-2429

Sub-Item 77Q1(f):  Exhibits
--------------------------------------------------------------------------------

KPMG


   112 East Pecan, Suite 2400                           Telephone 210 227 9272
   San Antonio, TX  78205-1585                                Fax 210 224 0126
                                                                  210 227 4707


August 9, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for USAA S&P 500 Index Fund (the Fund), a series of the USAA Mutual Fund, Inc. (the Company), and, under the date of February 8, 2002, we reported on the separate financial statements of the Fund as of and for the year ended December 31, 2001. On May 29, 2002 our appointment as accountants was terminated. We have read the Company's statements included under Item 77K of its Form N-SAR for the period ended June 30, 2002, and we agree with such statements.

Very truly yours,

KPMG LLP




KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG international, a Swiss association

For Period ended 06/30/02                                            Series 16
File Number 811-2429

Sub-Item 77Q1(f):  Exhibits
--------------------------------------------------------------------------------

KPMG


   112 East Pecan, Suite 2400                           Telephone 210 227 9272
   San Antonio, TX  78205-1585                                Fax 210 224 0126
                                                                  210 227 4707


August 9, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for USAA Extended Market Index Fund (the Fund), a series of the USAA Mutual Fund, Inc. (the Company), and, under the date of February 13, 2002, we reported on the separate financial statements of the Fund as of and for the year ended December 31, 2001. On May 29, 2002 our appointment as accountants was terminated. We have read the Company's statements included under Item 77K of its Form N-SAR for the period ended June 30, 2002, and we agree with such statements.

Very truly yours,

KPMG LLP




KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG international, a Swiss association

For Period ended 06/30/02                                         Series 17, 18
File Number 811-2429

Sub-Item 77Q1(f):  Exhibits
--------------------------------------------------------------------------------

KPMG


   112 East Pecan, Suite 2400                           Telephone 210 227 9272
   San Antonio, TX  78205-1585                                Fax 210 224 0126
                                                                  210 227 4707


August 9, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for USAA Global Titans Index Fund and USAA Nasdaq-100 Index Fund (the Funds), series of the USAA Mutual Fund, Inc. (the Company), and, under the date of February 1, 2002, we reported on the separate financial statements of the Funds as of and for the year ended December 31, 2001. On May 29, 2002 our appointment as accountants was terminated. We have read the Company's statements included under Item 77K of its Form N-SAR for the period ended June 30, 2002, and we agree with such statements.

Very truly yours,

KPMG LLP




KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG international, a Swiss association